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                                                                   Exhibit 23.1B
                                                                   -------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 7, 1999, relating to the financial statements of BeSeen.com, Inc., which appears in LookSmart, Ltd.'s Prospectus dated August 19, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP


San Francisco, California
October 20, 1999